UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

 RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
Ontario	001-36787	98-1206431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

130 King Street West, Suite 300		M5X 1E1
Toronto,	Ontario
(Address of Principal Executive Offices)		(Zip Code)

(905) 339-6011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2022, Restaurant Brands International Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the twelve (12) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2023 Annual Meeting of Shareholders or until his or her successor is elected or appointed, (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, (iii) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2023 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration, and (iv) did not approve a shareholder proposal to report on the Company’s business strategy in the face of labour market pressure including information on franchisee human capital management. The voting results for each proposal are as follows:

Proposal 1: Election of the twelve (12) directors specifically named in the Proxy Statement, each to serve until the close of the 2023 Annual Meeting of Shareholders or until his or her successor is elected or appointed:

Nominee	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Alexandre Behring	356,561,313	27,616,114	6,172,935
João M. Castro-Neves	383,507,208	670,219	6,172,935
Maximilien de Limburg Stirum	382,746,014	1,431,372	6,172,935
Paul J. Fribourg	363,585,995	20,591,294	6,172,935
Neil Golden	383,537,695	639,732	6,172,935
Ali Hedayat	368,216,534	15,960,852	6,172,935
Golnar Khosrowshahi	374,822,149	9,355,278	6,172,935
Marc Lemann	383,030,420	1,146,983	6,172,935
Jason Melbourne	383,252,621	924,765	6,172,935
Giovanni (John) Prato	383,518,055	659,372	6,172,935
Daniel S. Schwartz	381,072,245	3,105,182	6,172,935
Thecla Sweeney	383,625,161	552,225	6,172,935

Proposal 2: Approval, on a non-binding advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
373,633,013	9,521,304	1,023,100	6,172,945

Proposal 3: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2023 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes
375,208,218	15,142,143	1

Proposal 4: Consider a shareholder proposal to report on business strategy in the face of labour market pressure including information on franchisee human capital management:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
52,689,859	324,932,791	6,554,765	6,172,947

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: June 16, 2022	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary